[AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--


                           AIM AGGRESSIVE GROWTH FUND
                               AIM BLUE CHIP FUND
                             AIM MID CAP GROWTH FUND
                             AIM PREMIER EQUITY FUND
                          AIM SMALL COMPANY GROWTH FUND
                               AIM WEINGARTEN FUND


February 28, 2006

Dear Shareholder:

We are writing to inform you that we have not received your vote for the adjourned Special Meeting of Shareholders to be held on March 7, 2006. In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

Your vote is important, regardless of the number of shares you own. Please take the time to vote today!

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        Call us Toll-Free at 1-888-684-2426 to speak with a Proxy Voting
             Specialist who will assist you with voting your shares.

Representatives are available to answer your questions and assist you with voting Monday through Friday between the hours of 9:30 a.m. and 9:00 p.m., Saturday from 10:00 a.m. to 6:00 p.m. and Sunday from 12:00 p.m. to 4:00 p.m. Eastern Time.
--------------------------------------------------------------------------------

For your convenience, you may also choose one of the following methods to vote your shares:

BY INTERNET.
   Visit WWW.AIMINVESTMENTS.COM/PROXY and enter the control number located on your proxy card.

BY TOUCH-TONE PHONE.
   Dial the TOLL-FREE NUMBER found on your proxy card and follow the simple instructions.

BY PRIORITY MAIL.
   Sign and date the enclosed proxy card and return using the provided Federal Express envelope. To use this return envelope, simply call Federal Express at 1-800-463-3339. Federal Express will pick up the envelope at your location. There is no charge for either the phone call or the pick-up.


             YOUR VOTE IS IMPORTANT; PLEASE VOTE YOUR SHARES TODAY!

[AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--


                           AIM AGGRESSIVE GROWTH FUND
                               AIM BLUE CHIP FUND
                             AIM MID CAP GROWTH FUND
                             AIM PREMIER EQUITY FUND
                          AIM SMALL COMPANY GROWTH FUND
                               AIM WEINGARTEN FUND


February 28, 2006

Dear Shareholder:

We are writing to inform you that we have not received your vote for the adjourned Special Meeting of Shareholders to be held on March 7, 2006. In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

Your vote is important, regardless of the number of shares you own. Please take the time to vote today!

--------------------------------------------------------------------------------
For your convenience, please utilize one of the easy methods below to register your vote:

1.  BY INTERNET.
Note the website and control number(s) from your Voter Information Form. Visit the website, enter your control number and follow the simple instructions to vote your shares.

2.  BY TOUCH-TONE PHONE.
Note the toll-free phone number and control number(s) from your Voter Information Form. Dial the toll-free number and follow the simple instructions.

3.  BY PRIORITY MAIL.
Sign and date the enclosed Voter Information Form and return using the provided Priority Mailing envelope. To use this return envelope, simply follow the instructions printed on the back of the Priority Mailing envelope.

   Please try to utilize one of the above options to register your vote so it may be received in time for the meeting.
--------------------------------------------------------------------------------


                      PLEASE TAKE A MOMENT AND VOTE TODAY.

 PROXY VOTING INFORMATION

 Proxy statements were mailed to shareholders of record as of the close of business on December 2, 2005, for the AIM Funds listed below. The purpose of the proxy statements is to request approval of an Agreement and Plan of Reorganization or Plan of Reorganization, as applicable. Each proxy statement contains disclosure information about the proposal for which votes are being solicited. You can also access your fund's proxy statement, common questions regarding your fund's proposal, prospectus, and annual report by clicking on the appropriate fund name listed below.

 The meeting was held on February 28, 2006, as scheduled but was adjourned until March 7, 2006, at 9:00 a.m. Central Time in order to solicit additional votes. The reconvened meeting will be held at the same location.

 o     AIM Aggressive Growth Fund
 o     AIM Blue Chip Fund
 o     AIM Mid Cap Growth Fund
 o     AIM Premier Equity Fund
 o     AIM Small Company Growth Fund
 o     AIM Weingarten Fund

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HOW TO VOTE

You may cast your vote by any of the following methods. HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU VOTE NOW TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

--------------------------------------------------------------------------------

BY INTERNET
[computer icon appears here}

You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

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BY MAIL
[mailbox icon appears here]

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

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BY TELEPHONE
[telephone icon appears here]

Call toll-free 1.888.221.0697. Enter the control number listed on the proxy card and follow the recorded instructions.

--------------------------------------------------------------------------------

IN PERSON

The reconvened shareholder meeting will be held on March 7, 2006. Please notify AIM Investments at 1.800.952.3502 if you plan to attend this meeting.

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1.800.952.3502 any business day between 7:30 a.m. and 7:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Management Information Services, may contact you to remind you to exercise your right to vote.

--------------------------------------------------------------------------------
      Prospectuses | Help | Site Map | Terms of Use | Privacy

--------------------------------------------------------------------------------

                      AIM INVESTMENT SERVICES, INC. 02/2006

            (c) 2006 A I M Management Group Inc. All Rights Reserved.

                                  AIM FAST FAX

                                 Feb. 28, 2006


        AIM INVESTMENTS--Registered Trademark-- ANNOUNCES ADJOURNMENT OF
                              SHAREHOLDER MEETING

AIM Investments announced that today's shareholder meeting to consider the reorganization of six AIM funds has been adjourned.

The meeting was adjourned until March 7, 2006, at 9 a.m. CST in the same location in order to solicit additional votes for the matters proposed to shareholders. Future adjournments, if any, will be posted on the Fund's Web site, AIMinvestments.com, under "Proxy Voting."

The Boards of Trustees of the applicable funds have approved the reorganization of the following funds:

                                                                        ACQUIRING FUND
EXISTING FUND                         ACQUIRING FUND                    MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------------
AIM Aggressive Growth Fund            AIM Constellation Fund            Lanny H. Sachnowitz (Lead), Kirk L. Anderson, James
                                                                        G. Birdsall, Robert Lloyd
                                                                        (assisted by the Large/Multi-Cap Growth Team)
-----------------------------------------------------------------------------------------------------------------------------
AIM Blue Chip Fund                    AIM Large Cap Growth Fund         Geoffrey V. Keeling (Co), Robert L. Shoss (Co)
                                                                        (assisted by the Large/Multi-Cap Growth Team)
-----------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Growth Fund               AIM Dynamics Fund                 Paul J. Rasplicka (Lead), Karl Farmer  (assisted by
                                                                        the Mid Cap Growth/GARP Team)
-----------------------------------------------------------------------------------------------------------------------------
AIM Premier Equity Fund               AIM Charter Fund                  Ronald S. Sloan (Lead)
                                                                        (assisted by the Mid/Large-Cap Core Team)
-----------------------------------------------------------------------------------------------------------------------------
AIM Small Company Growth Fund         AIM Small Cap Growth Fund*        Juliet S. Ellis (Lead), Juan R. Hartsfield
                                                                        (assisted by the Small Cap Core/Growth  Team)
-----------------------------------------------------------------------------------------------------------------------------
AIM Weingarten Fund                   AIM Constellation Fund            Lanny H. Sachnowitz (Lead), Kirk L. Anderson, James
                                                                        G. Birdsall, Robert Lloyd
                                                                        (assisted by the Large/Multi-Cap Growth Team)


* As of the end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the prospectus.

For more information on fund reorganizations, please contact the sales desk for your division:

INDEPENDENT FINANCIAL     INSTITUTIONAL   FINANCIAL DEALER   NATIONAL ACCOUNTS
ADVISOR DIVISION (IFAD)   SALES           DIVISION (FDD)     DIVISION
800-337-4246              800-410-4246    800-998-4246       800-349-0104


                       FOR INSTITUTIONAL INVESTOR USE ONLY

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED OR SHOWN TO THE PUBLIC, NOR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

     CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM AIMINVESTMENTS.COM. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

     AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. are the investment advisors for the products and services represented by AIM Investments. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments.

     Note: not all products available through all firms.

NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

AIMinvestments.com     02/06     A I M Distributors, Inc.

            YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
             --Registered Trademark--          --Registered Trademark--